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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                 March 26, 2001


                              NetRadio Corporation
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             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
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         (State or other jurisdiction of incorporation of organization)


             0-23928                              41-1819471
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     (Commission File Number)        (IRS Employer Identification Number)


              10025 Valley View Road
              Eden Prairie, Minnesota                     55344
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      (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (952) 259-6700


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Item 5.  OTHER EVENTS

         On March 26, 2001 NetRadio issued a press release announcing that it had restructured the terms of its term note with Navarre Corporation. The press release is attached as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 10.1 First Amendment to Term Note, dated as of March 26, 2001, by and between NetRadio Corporation and Navarre Corporation

         Exhibit 99.1  NetRadio press release issued March 26, 2001.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NetRadio Corporation
                                            Registrant


Date:  March 26, 2001                  By /s/ Michael P. Wise
                                         ---------------------------------------
                                          Name:  Michael P. Wise
                                          Title:  Chief Financial Officer



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                                  Exhibit Index


10.1 First Amendment to Term Note, dated as of March 26, 2001, by and between NetRadio Corporation and Navarre Corporation

99.1     NetRadio press release issued March 26, 2001